News Release Virtus Investment Partners Announces a Strategic Minority Interest Investment in Crescent Cove Advisors, LP Adds Differentiated Private Markets Capability focused on Direct Lending to High-Growth Technology Companies HARTFORD, CT, December 16, 2025 – Virtus Investment Partners, Inc. (NYSE: VRTS), which operates a multi-manager asset management business, today announced it has completed the acquisition of a 35% minority interest in Crescent Cove Advisors, LP (“Crescent Cove”), a San Francisco-based firm providing private capital solutions to middle market technology companies. The transaction broadens Virtus’ offerings by adding a differentiated private markets capability focused on lending to high-growth technology companies. Founded in 2016, Crescent Cove manages approximately $1.0 billion in assets1 across multiple private funds, including closed-end funds and an evergreen fund, with a track record of delivering attractive risk-adjusted returns for its investors. It has established itself as an important capital partner for middle market technology companies in defense tech, autonomous driving, artificial intelligence and fintech sub-sectors. “Crescent Cove offers a compelling opportunity for investors to gain exposure to the venture and growth credit asset class in a risk-managed way,” said George R. Aylward, president and chief executive officer of Virtus. “What began as a $10 million fund has been transformed by Crescent Cove's founder into an impressive growth-lending platform.” “As Crescent Cove approaches our 10th year anniversary, this partnership with Virtus marks an important milestone in our evolution,” said Jun Hong Heng, founder and chief investment officer of Crescent Cove. “We are proud to welcome our strategic partner, whose long-term vision aligns with our commitment to investor success, and see tremendous opportunities ahead.” This transaction was funded through existing financial resources, the terms of which were not disclosed. Goodwin Procter LLP was legal advisor to Virtus on the transaction. Oppenheimer & Co. Inc. acted as financial advisor and Morgan, Lewis & Bockius LLP was legal advisor to Crescent Cove. 1 As of November 30, 2025

Virtus Investment Partners - 2 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com About Crescent Cove Crescent Cove is an alternative investment firm founded in 2016. Crescent Cove focuses on creating value through investing in growth-oriented private companies and investment partnerships across a variety of industries. Committed to providing long-term opportunities, Crescent Cove seeks to provide structured capital solutions and partner with exceptional management teams. More information is available at crescentcove.com. About Virtus Investment Partners Virtus Investment Partners (NYSE: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. We provide products and services from our investment managers, each with a distinct investment style and autonomous investment process, as well as select subadvisers. Investment solutions are available across multiple disciplines and product types to meet a wide array of investor needs. Additional information about our firm, investment partners, and strategies is available at virtus.com. Contacts Sean Rourke Investor Relations Virtus Investment Partners (860) 263-4709 sean.rourke@virtus.com Laura Parsons Media Relations Virtus Investment Partners (860) 503-1382 laura.parsons@virtus.com Jaime Doyle JConnelly Media Relations (973) 944-8105 jdoyle@jconnelly.com Forward-Looking Information This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “intent,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target” or similar statements or variations of such terms. Our forward-looking statements are based on a series of expectations, assumptions and projections about the company and the markets in which we operate, are not guarantees of future results or performance, and involve substantial risks and uncertainty including assumptions and projections concerning our assets under management, net asset inflows and outflows, operating cash flows, business plans, and ability to borrow, for all future periods. All of our forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.

Virtus Investment Partners - 3 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in our 2024 Annual Report on Form 10-K, as supplemented by our periodic filings with the Securities and Exchange Commission (the "SEC"), as well as the following risks and uncertainties resulting from: (i) reduction in our assets under management; (ii) financial or business risks from strategic transactions; (iii) withdrawal, renegotiation or termination of investment management agreements; (iv) damage to our reputation; (v) inability to satisfy financial debt covenants and required payments; (vi) lack of sufficient capital on satisfactory terms; (vii) inability to attract and retain key personnel; (viii) challenges from competition; (ix) adverse developments related to unaffiliated subadvisers; (x) negative changes in key distribution relationships; (xi) interruptions, breaches, or failures of technology systems; (xii) loss on our investments; (xiii) adverse regulatory and legal developments; (xiv) failure to comply with investment guidelines or other contractual requirements; (xv) adverse civil litigation, government investigations, or proceedings; (xvi) unfavorable changes in tax laws or unanticipated tax obligations; (xvii) impediments from certain corporate governance provisions; (xviii) losses or costs not covered by insurance; (xix) impairment of goodwill or other intangible assets; and other risks and uncertainties. Any occurrence of, or any material adverse change in, one or more risk factors or risks and uncertainties referred to above, in our 2024 Annual Report on Form 10-K, and our other periodic reports filed with the SEC could materially and adversely affect our operations, financial results, cash flows, prospects and liquidity. Certain other factors that may impact our continuing operations, prospects, financial results and liquidity, or that may cause actual results to differ from such forward-looking statements, are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at virtus.com under “Investor Relations.” You are urged to carefully consider all such factors. The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us that modify or affect any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.